Exhibit 23.2




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of P.D.C. Innovative Industries, Inc. of our report dated February 28, 2002, which appears on page F-1 of P.D.C. Innovative Industries, Inc. Form 10-KSB, for the year ended December 31, 2001.


                                          /s/ Marglies, Fink and Wichrowski
                                          ---------------------------------
                                          MARGOLIES, FINK AND WICHROWSKI



Pompano Beach, Florida
November 11, 2002